UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0002016125
BMO 2024-5C4 MORTGAGE TRUST
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001861132
BMO Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000927971
Bank of Montreal
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001968416
Argentic Real Estate Finance 2 LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548405
Starwood Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

New York	333-255934-12	38-4315782 38-4315783
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(2128) 854-0000
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

Reference is hereby made to the Pooling and Servicing Agreement (the “BMO 2024-5C4 PSA”) dated as of May 1, 2024, relating to the BMO 2024-5C4 Mortgage Trust (the “Issuing Entity”).  The BMO 2024-5C4 PSA was filed as Exhibit 4.1 to the registrant's Current Report on Form 8-K/A filed on May 15, 2024 under Commission File No. 333-255934-12.  Effective as of March 1, 2025, Trimont LLC, a Georgia limited liability company (“Trimont”), succeeded to Wells Fargo Bank, National Association (“Wells Fargo”) in the capacity described below and will act as successor:

•         master servicer under the BANK5 Trust 2024-5YR6 pooling and servicing agreement (filed as Exhibit 4.3 to the registrant's Current Report on Form 8-K filed on April 26, 2024 under Commission File No. 333-255934-12) pursuant to which the Kenwood Towne Centre mortgage loan and the Respara mortgage loan, each an asset of the Issuing Entity, is serviced; and

•         master servicer under the WFCM 2024-5C1 pooling and servicing agreement (filed as Exhibit 4.1 to the registrant's Current Report on Form 8-K filed on July 31, 2024 under Commission File No. 333-255934-12) pursuant to which the Euclid Apartments mortgage loan, an asset of the Issuing Entity, is serviced.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMO Commercial Mortgage Securities LLC
(Depositor)

/s/ Paul Vanderslice
Paul Vanderslice, Chief Executive Officer

Date:  March 3, 2025